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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 23, 1998



                          TERRA NITROGEN COMPANY, L.P.
             (Exact name of registrant as specified in its charter)



           Maryland                        1-8520                52-1145429
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


           Terra Centre
         600 Fourth Street
           P.O. Box 6000
          Sioux City, Iowa                      51102-6000
(Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (712)277-1340


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ITEM 5.  Other Events.
         ------------

     On April 23, 1998, Terra Nitrogen Company, L.P. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TERRA NITROGEN CORPORATION



                              By:  /s/ George H. Valentine
                                   -----------------------------------
                                   Vice President and General Counsel


Date: May 5, 1998

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